Exhibit 32a

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

OF QUARTERLY REPORT ON FORM 10-QSB

OF PINNACLE DATA SYSTEMS, INC.

FOR THE QUARTER ENDED JUNE 30, 2005

The undersigned is the Chief Executive Officer of Pinnacle Data Systems, Inc. (the “Issuer”). This Certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This Certification accompanies the Quarterly Report on Form 10-QSB of the Issuer for the quarterly period ended June 30, 2005.

I, John D. Bair, certify that the Quarterly Report on Form 10-QSB for the period ended June 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that information contained in the Quarterly Report on Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

This certification is executed as of July 27, 2005.

/s/ John D. Bair
Chief Executive Officer

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